CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                             (the "Company")

           SUPPLEMENT DATED NOVEMBER 20, 1995 TO THE PROSPECTUS
                           Dated March 31, 1995

                     CMIA National Municipals Account
                    CMIA California Municipals Account
                   CMIA Massachusetts Municipals Account
                      CMIA New York Municipals Account
                        CMIA Ohio Municipals Account
                       (the "Municipal Accounts")

     At a meeting of the Company's Board of Directors on November 17, 1995, the Board approved several changes to the management of the Company and the Municipal Accounts as a result of the impending merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current administrator to the Municipal Accounts. The Merger will not result in any immediate change to the arrangement whereby each Municipal Account invests substantially all its assets in a corresponding Portfolio sponsored by Eaton Vance Management. The Merger is expected to be consummated during the first three months of 1996.

     As of the date of this supplement, the Board of Directors has approved suspension of sales of the Municipal Accounts to investors except that shares will be issued to permit reinvestment of dividends and purchase of additional shares on an Account by shareholders with existing accounts.

     The Board has approved the following changes subject to consummation of the Merger and the approval of the Municipal Accounts' shareholders, all changes to be effective during the 90 day period following these events except as otherwise noted:

* The selection of Oppenheimer Funds Distributor, Inc. ("OFD"), an affiliate of Oppenheimer Management Corporation ("Oppenheimer"), as the principal underwriter of the Accounts' shares.

* The amendment of Account's Class A Rule 12b-1 distribution plans to permit the payment of service fees to OFD and others, including affiliates of OFD ("Qualified Recipients").

           The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

* The nomination of twelve (12) new directors to serve as the Company's Board of Directors. (Effective 90 days after the consummation of the Merger.)

     Until the transition to full service by Oppenheimer and its affiliates to the Municipal Accounts is completed during the 90 day period after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor) and transfer agency and shareholder services will be provided by National Financial Data Services (the current transfer agent).

     The Board has also approved the appointment of Oppenheimer Shareholder Services as the Company's transfer agent and shareholder servicing agent.

November 20, 1995